Fees Summary	Mar. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,129,600,000
Previously Paid Amount	0
Total Fee Amount	432,197.76
Total Offset Amount	0.00
Net Fee	$ 432,197.76